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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 5, 2001



                             HEWLETT-PACKARD COMPANY
             (Exact name of Registrant as specified in its charter)



              DELAWARE                     1-4423                 94-1081436
    (State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
           of Incorporation)                                 Identification No.)




                               3000 HANOVER STREET
                               PALO ALTO, CA 94304
                    (Address of Principal Executive Offices)

                                 (650) 857-1501
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

     Attached as an exhibit to this Current Report on Form 8-K are the Amended and Restated Bylaws of Hewlett-Packard Company, a Delaware corporation (the "Company"), which were approved and adopted by the Board of Directors of the Company on August 25, 2001. The Amended and Restated Bylaws of the Company attached as an exhibit to this Current Report on Form 8-K are being filed by the Company to correct errors contained in the Amended and Restated Bylaws of the Company attached as an exhibit to the registration statement on Form 8-A filed by the Company with the Securities and Exchange Commission on September 4, 2001.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  3.1 Amended and Restated Bylaws of Hewlett-Packard Company




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HEWLETT-PACKARD COMPANY


Date:  November 5, 2001                  By: /s/ Charles N. Charnas
                                            -----------------------------------
                                            Charles N. Charnas
                                            Assistant Secretary


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                                  EXHIBIT INDEX


EXHIBIT                       DESCRIPTION

    3.1       Amended and Restated Bylaws of Hewlett-Packard Company







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